UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) March 26, 2009
CMP SUSQUEHANNA RADIO HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Delaware	333-143558	20-4530834

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

3280 Peachtree Road, N.W., Suite 2300, Atlanta, Georgia	30305

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (404) 949-0700
n/a

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement.
Exchange Offer and Consent Solicitation
     On March 9, 2009, CMP Susquehanna Corp. (“CMPSC”) and CMP Susquehanna Radio Holdings Corp. (the “Company”) commenced an exchange offer (the “Exchange Offer”) and related consent solicitation (the “Consent Solicitation”) with respect to CMPSC’s 9 7/8% Senior Subordinated Notes due 2014 (the “Existing Notes”). The terms of the Exchange Offer provide that, for each $1,000 principal amount of Existing Notes validly tendered for exchange prior to 5:00 p.m., New York City time, on March 24, 2009 (the “Early Participation Deadline”) and accepted by CMPSC, the holder of such Existing Notes would receive (i) a principal amount of new Variable Rate Senior Subordinated Secured Second Lien Notes due 2014 of CMPSC (the “New Notes”) equal to $79.96, (ii) $186.57 in shares of new Series A preferred stock, $0.01 par value per share, of the Company (the “Preferred Stock”), which Preferred Stock is initially valued at $10.00 per share, and (iii) new warrants (the “Warrants”) exercisable for 21.32 shares of common stock, $0.01 par value per share, of the Company (the “Common Stock”). A total of $175,464,000 aggregate principal amount Existing Notes were tendered for exchange prior to the Early Participation Deadline and accepted for exchange by CMPSC. On March 26, 2009, a total of $14,031,000 aggregate principal amount of New Notes, 3,273,633 shares of Preferred Stock and Warrants to purchase 3,740,893 shares of Common Stock were issued as consideration for the Existing Notes tendered for exchange prior to the Early Participation Deadline.
     Copies of the form of Preferred Stock Certificate of the Company, form of Warrant Certificate of the Company and form of Common Stock Certificate of the Company are attached hereto as Exhibits 4.1, 4.2 and 4.3 and are incorporated herein by reference.
Supplemental Indenture Related to Existing Notes
     CMPSC, the Company, as guarantor, the subsidiary guarantors named therein and Wells Fargo Bank, N.A., as trustee (the “Trustee”), are parties to the Indenture dated as of May 5, 2006 (the “Indenture”) governing the Existing Notes. On March 26, 2009, CMPSC, the Company, the guarantors named therein and the Trustee entered into a supplemental indenture to amend the Indenture (the “Supplemental Indenture”). The Supplemental Indenture was entered into in connection with the Exchange Offer and Consent Solicitation. As part of the Consent Solicitation, CMPSC sought and received the requisite consents from eligible holders of the Existing Notes to approve certain amendments to the Indenture. The amendments to the Indenture contained in the Supplemental Indenture eliminate substantially all of the restrictive covenants (other than, among other covenants, the covenant to pay interest and premium, if any, on, and principal of, the Existing Notes when due), certain events of default and other related provisions in the Indenture.
     A copy of the Supplemental Indenture is attached hereto as Exhibit 4.4 and is incorporated herein by reference. The foregoing description of the Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Supplemental Indenture.

Indenture Related to New Notes
     On March 26, 2009, CMPSC issued $14,031,000 aggregate principal amount of New Notes under the Indenture dated as of March 26, 2009 (the “New Indenture”) by and among CMPSC, the Company, as guarantor, the subsidiary guarantors named therein and Wells Fargo Bank, N.A., as trustee (the “New Note Trustee”). The New Indenture was executed in connection with the acceptance for exchange of Existing Notes tendered for exchange prior to the Early Participation Deadline.
     The New Notes were issued in a private transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) thereof and have not been and are not expected to be registered under the Securities Act or any state securities laws. Therefore, the New Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.
     Interest on the New Notes will accrue at a floating rate equal to LIBOR plus 3.00% and will be payable semiannually on May 15 and November 15 of each year, beginning on May 15, 2009. The New Notes will mature on May 15, 2014.
     The New Notes are secured by second-priority liens on tangible and intangible assets of CMPSC and its subsidiaries to the extent they can be perfected by the filing of financing statements or other similar registrations and are permitted under agreements governing CMPSC’s other indebtedness, including its senior secured credit facility. Pledged assets do not include shares of capital stock of CMPSC or any of its subsidiaries and debt securities held by CMPSC or any of its subsidiaries.
     The New Notes are (i) general obligations of CMPSC, (ii) secured on a second-priority basis by a security interest in substantially all of CMPSC’s existing and future assets to the extent pledged and assigned to the New Note Trustee pursuant to the security agreement in favor of the holders of the New Notes (the “Collateral”), subject and subordinate to the security interests securing CMPSC’s obligations under its senior secured credit facilities and certain permitted priority liens, (iii) subordinated to all first-priority senior secured indebtedness of CMPSC (including the senior secured credit facilities), (iv) effectively senior to all unsecured indebtedness of CMPSC and (v) initially guaranteed on a second-priority senior secured subordinated basis by the Company and each subsidiary of CMPSC that guarantees the senior secured credit facilities. Each guarantee of the New Notes is a second-priority senior subordinated secured obligation of the guarantor, is subordinated in right of payment to all existing and future first priority senior indebtedness of such guarantor, including each guarantor’s guarantee of CMPSC’s obligations under the senior secured credit facilities.
     The New Indenture contains covenants that limit CMPSC’s ability and the ability of its restricted subsidiaries to, among other things, (i) incur additional indebtedness or issue certain preferred shares, (ii) pay dividends on or make distributions in respect of CMPSC’s capital stock or make other restricted payments, (iii) make certain investments, (iv) sell certain assets, (v) create liens on certain assets to secure debt, (vi) consolidate, merge, sell or otherwise dispose of all or substantially all of CMPSC’s assets, (vii) enter into certain transactions with CMPSC’s affiliates and (viii) designate CMPSC’s subsidiaries as unrestricted subsidiaries. The New Indenture also contains a covenant providing that, to the extent required to permit holders of New Notes (other than affiliates of CMPSC) to sell their New Notes without registration under the Securities Act, CMPSC or the Company will make publicly available the information concerning CMPSC or the Company specified in Rule 144(c)(2) under the Securities Act.
     CMPSC may redeem some or all of the New Notes at any time after the issue date at a redemption price equal to 100% of their principal amount, plus any accrued and unpaid interest through the redemption date.
     Upon the occurrence of a “Change of Control” (as defined in the New Indenture), each holder of the New Notes will have the right to require CMPSC to repurchase all of such holder’s New Notes at a repurchase price equal to 100% of the principal amount, plus any accrued and unpaid interest through the repurchase date.
     The New Indenture is subject to events of default that are customary for agreements of this type, including failure to make required payments, failure to comply with certain agreements or covenants, failure to pay certain other indebtedness and certain events of bankruptcy and insolvency and certain judgment defaults.
     Copies of the New Indenture and the form of New Note are attached hereto as Exhibits 4.5 and 4.6 and are incorporated herein by reference. The foregoing descriptions of the New Indenture and New Notes do not purport to be complete and are qualified in their entirety by reference to the full text of the New Indenture and the form of New Note.
Security Agreement and Intercreditor Agreement
     In connection with the execution and delivery of the New Indenture, CMPSC, the Company, as guarantor and pledgor, the subsidiary guarantors party thereto, as pledgors, and Wells Fargo Bank, N.A., as collateral agent for the New Notes (the “Second-Lien Collateral Agent”), entered into the Security Agreement, dated March 26, 2009 (the “Security Agreement”). Pursuant to the Security Agreement, the New Notes are secured on a second-priority basis by a security interest in substantially all of CMPSC’s existing and future assets (the “Collateral”) to the extent pledged and assigned to the Second-Lien Collateral Agent in favor of the holders of the New Notes, subject and subordinate to the security interests securing CMPSC’s obligations under its senior secured credit facilities and certain permitted priority liens.
     The confidential offering memorandum and consent solicitation statement, dated March 9, 2009 (the “Offering Memorandum”), relating to the Exchange Offer and Consent Solicitation provides that, in connection the issuance of the New Notes, to the extent reasonably requested by Deutsche Bank Trust Company Americas, as collateral agent for CMPSC’s senior secured credit facilities (the “First-Lien Collateral Agent”), CMPSC, the Company, the other guarantors of the New Notes, the Second-Lien Collateral Agent and the First-Lien Collateral Agent may enter into an intercreditor agreement. Following distribution of the Offering Memorandum to holders of Existing Notes eligible to participate in the Exchange Offer, CMPSC received a request from the First-Lien Collateral Agent to negotiate an intercreditor agreement, along with a form of intercreditor agreement that would be acceptable to the First-Lien Collateral Agent. The terms of the intercreditor agreement were negotiated among the parties thereto prior to the issuance of the New Notes in exchange for Existing Notes tendered for exchange prior to the Early Participation Deadline.
     In connection with the execution and delivery of the New Indenture and the issuance of the New Notes, CMPSC, the Company, the First-Lien Collateral Agent and the Second-Lien Collateral Agent entered into the Intercreditor Agreement, dated March 26, 2009 (the “Intercreditor Agreement”). The Intercreditor Agreement establishes the relative lien priorities and rights of the lenders under CMPSC’s senior secured credit facilities, the holders of the New Notes and other obligations with respect to the Collateral. The Intercreditor Agreement provides that, among other things, (i) the First-Lien Collateral Agent will determine the time and method by which the security interests in the Collateral will be enforced, (ii) all liens on the Collateral securing the priority lien obligations of CMPSC will be and remain senior in right, priority, operation, effect and all other respects to all liens held by the holders of the New Notes and (iii) the amount of priority lien obligations of CMPSC may be increased, extended, renewed, replaced, restated, supplemented, restructured, repaid, refunded, refinanced or otherwise amended or modified from time to time, all without affecting the subordination of the liens held by the holders of the New Notes. In addition, the Intercreditor Agreement contains payment subordination provisions consistent with the subordination provisions of the New Indenture. On March 26, 2009, after CMPSC and the Trustee on behalf of the holders of the New Notes executed the Intercreditor Agreement in the form agreed to by the parties, and subsequent to the completion of the issuance of the New Notes, the First-Lien Collateral Agent issued a letter notifying CMPSC that it did not deem its execution of the Intercreditor Agreement to be a waiver of any rights or remedies of the lenders under the agreements governing the senior secured credit facilities and that it reserved the rights of the lenders thereunder (“Bank Reservation Letter”). On March 30, 2009, CMPSC issued a letter to the First-Lien Collateral Agent stating that the Bank Reservation Letter was ineffective to reserve any rights of such lenders and reserving certain rights on behalf of CMPSC.
     Copies of the Security Agreement and the Intercreditor Agreement are attached hereto as Exhibits 10.1 and 10.2 and are incorporated herein by reference. The foregoing descriptions of the Security Agreement and the Intercreditor Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Security Agreement and the Intercreditor Agreement.
Section 2 — Financial Information

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information disclosed under Items 1.01 and 3.02 of this Current Report on Form 8-K is incorporated herein by reference.

Section 3 — Securities and Trading Markets

Item 3.02.	Unregistered Sales of Equity Securities
     The information disclosed under Items 1.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference. The terms of the Preferred Stock are set forth in the Certificate of Incorporation (as defined herein) incorporated by reference under Item 5.03 of this Current Report on Form 8-K.
     The Preferred Stock and Warrants were issued in a private transaction exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereof, and have not been registered under the Securities Act or any state securities laws. Therefore, the Preferred Stock and Warrants (and the Common Stock underlying the Warrants) may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws. In addition, the terms of the Warrants provide that the Warrants (and the Common Stock underlying the Warrants) may only be transferred to (i) “qualified institutional buyers” as defined under Rule 144A of the Securities Act or (ii) non-U.S. persons in accordance with Regulation S under the Securities Act.
     In connection with the issuance of the Warrants, on March 26, 2009, the Company entered into a Warrant Agreement (the “Warrant Agreement”) with Computershare Trust Company, N.A., as warrant agent, with respect to the Warrants. Each Warrant is immediately exercisable to purchase all or any part of the number of shares of the Company’s common stock underlying such Warrant, at an exercise price of $0.01 per share. The Warrants will expire on March 26, 2019. The Warrants will have appropriate adjustments for stock splits, stock dividends and other recapitalization events. The Warrants will have preemptive rights, subject to customary exclusions. Holders of the Warrants will have the right to participate on a pro rata basis in transfers by CMP Susquehanna Holdings Corp., the direct parent of the Company, of the Company’s securities representing 5% or more of the fully diluted common stock of the Company.
     In connection with the issuance of the Preferred Stock and Warrants, the Company granted certain registration rights to initial holders of Preferred Stock and Warrants as well as certain permitted transferees. To be eligible to exercise these registration rights, initial holders or permitted transferees must execute a joinder agreement to the Registration Rights Agreement, dated March 26, 2009 (the “Registration Rights Agreement”), executed by the Company and attached as an exhibit hereto. Under the Registration Rights Agreement, the Company has granted the initial holders and permitted transferees piggyback and demand registration rights with respect to the Preferred Stock and Common Stock underlying the Warrants. The Registration Rights Agreement grants “piggyback” registration rights, which allow the holders of shares of Preferred Stock and Warrants to have the shares of Preferred Stock or Common Stock underlying the Warrants, as applicable, be included in any future public offering of the Company’s Preferred Stock or Common Stock, respectively. Additionally, the Registration Rights Agreement grants “demand” registration rights. Beginning on March 26, 2014, holders of Preferred Stock or Warrants representing, as applicable, 20% or more of the aggregate stated value of then-outstanding shares of Preferred Stock or 20% or more of the fully-diluted outstanding Common Stock can require, from time to time, but in no event no more than two times for all holders of Preferred Stock or and two times for all holders of Warrants, that the Company register for resale any shares of Preferred Stock or Common Stock underlying the Warrants, as applicable, held by such holders, subject to certain conditions and exceptions.
     Copies of the Registration Rights Agreement are available to initial holders of Preferred Stock and Warrants and permitted transferees upon request to the corporate secretary of the Company at (404) 949-0700. Any holder of Preferred Stock or Warrants wishing to exercise registration rights will be required to submit to the Company a duly executed joinder agreement to the Registration Rights Agreement prior to such exercise.
     Copies of the Warrant Agreement and the Registration Rights Agreement are attached hereto as Exhibits 10.3 and 10.4 and are incorporated herein by reference. The foregoing descriptions of the Warrant Agreement and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Warrant Agreement and the Registration Rights Agreement.
Section 5 — Corporate Governance and Management

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On March 26, 2009, the Company filed with the Secretary of State of the State of Delaware a Certificate of Amendment to its Certificate of Incorporation. The Amended and Restated Certificate of Incorporation of the Company (the “Certificate of Incorporation”) authorized the Company to issue up to an aggregate of 40,000,000 shares of capital stock, divided into two classes consisting of (i) 20,000,000 shares of Common Stock and (ii) 20,000,000 shares of preferred stock, $0.01 par value per share, of which 10,000,000 were designated as the new Preferred Stock. The powers, preferences and other special rights with respect to, and qualifications, limitations and restrictions on, the Preferred Stock are set forth in Appendix A to the Certificate of Incorporation.
     A copy of the Certificate of Incorporation, including the terms of the Preferred Stock set forth in Appendix A, is attached hereto as Exhibit 3.1 and is incorporated herein by reference.
Section 8 — Other Events

Item 8.01.	Other Events.
     The Offering Memorandum relating to the Exchange Offer and Consent Solicitation included a table that set forth the Company’s consolidated capitalization as of September 30, 2008 on an actual “as reported” basis and on a pro forma “as adjusted” basis giving effect to (i) borrowings under the CMPSC’s revolving credit facility, (ii) the redemption of Existing Notes prior to the Exchange Offer and (iii) the exchange of the entire principal amount of Existing Notes for New Notes in the Exchange Offer. While the information in the capitalization table with respect to each individual item of capitalization was presented correctly, the calculations of as adjusted total debt and total capitalization were performed incorrectly. The as adjusted total debt of the Company as of September 30, 2008 should have been presented as $770.9 million instead of $755.9 million and the as adjusted total capitalization of the Company as of September 30, 2008 should have been presented as $1.099 billion instead of $1.084 billion.

     In addition, the Offering Memorandum disclosed preliminary fourth quarter and year end financial highlights of the Company. These preliminary financial highlights were also included in the excerpts from the Offering Memorandum filed as an exhibit to Company’s Current Report on Form 8-K dated March 13, 2009. The Company’s audited consolidated financial statements for the year ended December 31, 2008 are not yet available. During the course of the ongoing closing and review process, however, the information included in the preliminary highlights has been further refined. Updated preliminary fourth quarter and year end financial highlights of the Company are filed as Exhibit 99.1 and are incorporated herein by reference. To the extent different, such updated preliminary highlights supersede the information included in the Offering Memorandum excerpts filed as an exhibit to the Company’s Current Report on Form 8-K dated March 13, 2009.
     The preliminary fourth quarter and year end financial highlights of the Company included in Exhibit 99.1 to this Current Report continue to be preliminary in nature, are subject to the Company’s year-end closing and finalization processes, and have not been audited by the Company’s independent registered public accounting firm. Accordingly, such information does not necessarily reflect the Company’s financial results for those periods that may be reported after completion of the audit. Such preliminary highlights are subject to change and should not be regarded as a definitive report on results of operations of the Company for the 2008 fourth quarter or year end periods.

Section 9 — Financial Statements and Exhibits

Item 9.01	— Financial Statements and Exhibits.
     (d) Exhibits. The following exhibits are filed with this report:

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of CMP Susquehanna Radio Holdings Corp., included terms of Series A Preferred Stock as Appendix A thereto

4.1	Form of Preferred Stock Certificate of CMP Susquehanna Radio Holdings Corp.

4.2	Form of Warrant Certificate of CMP Susquehanna Radio Holdings Corp.

4.3	Form of Common Stock Certificate of CMP Susquehanna Radio Holdings Corp.

4.4
First Supplemental Indenture, dated as of March 26, 2009, among CMP Susquehanna Corp., CMP Susquehanna Radio Holdings Corp., as guarantor, the subsidiary guarantors party thereto and Wells Fargo Bank, N.A., as trustee

4.5	Indenture, dated as of March 26, 2009, among CMP Susquehanna Corp., CMP Susquehanna Radio Holdings Corp., as guarantor, the subsidiary guarantors party thereto and Wells Fargo Bank, N.A., as trustee

4.6 4.5)	Form of Variable Rate Senior Subordinated Secured Second Lien Notes due 2014 of CMP Susquehanna Corp. (included in Exhibit

10.1
Security Agreement, dated as of March 26, 2009, among CMP Susquehanna Corp., CMP Susquehanna Radio Holdings Corp., as guarantor and pledgor, the other guarantors party thereto, as pledgors, and Wells Fargo Bank, N.A., as collateral agent

10.2
Intercreditor Agreement, dated as of March 26, 2009, among CMP Susquehanna Corp., CMP Susquehanna Radio Holdings Corp., as grantor, the other guarantors party thereto, Deutsche Bank Trust Company Americas, as collateral agent under the first-lien credit documents, and Wells Fargo Bank, N.A., as collateral agent under the second-lien subordinated notes documents

Exhibit No.	Description

10.3	Warrant Agreement, dated as of March 26, 2009, between CMP Susquehanna Radio Holdings Corp. and Computershare Trust Company, N.A., as warrant agent

10.4	Registration Rights Agreement, dated as of March 26, 2009, among CMP Susquehanna Radio Holdings Corp. and Holders of Preferred Stock and Warrants

99.1	Updated preliminary fourth quarter and year end financial highlights

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CMP SUSQUEHANNA RADIO HOLDINGS CORP.
By:	/s/ Martin R. Gausvik
	Name:	Martin R. Gausvik
	Title:	Executive Vice President, Treasurer and Chief Financial Officer

Date: April 1, 2009

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of CMP Susquehanna Radio Holdings Corp., included terms of Series A Preferred Stock as Appendix A thereto

4.1	Form of Preferred Stock Certificate of CMP Susquehanna Radio Holdings Corp.

4.2	Form of Warrant Certificate of CMP Susquehanna Radio Holdings Corp.

4.3	Form of Common Stock Certificate of CMP Susquehanna Radio Holdings Corp.

4.4
First Supplemental Indenture, dated as of March 26, 2009, among CMP Susquehanna Corp., CMP Susquehanna Radio Holdings Corp., as guarantor, the subsidiary guarantors party thereto and Wells Fargo Bank, N.A., as trustee

4.5	Indenture, dated as of March 26, 2009, among CMP Susquehanna Corp., CMP Susquehanna Radio Holdings Corp., as guarantor, the subsidiary guarantors party thereto and Wells Fargo Bank, N.A., as trustee

4.6 4.5)	Form of Variable Rate Senior Subordinated Secured Second Lien Notes due 2014 of CMP Susquehanna Corp. (included in Exhibit

10.1
Security Agreement, dated as of March 26, 2009, among CMP Susquehanna Corp., CMP Susquehanna Radio Holdings Corp., as guarantor and pledgor, the other guarantors party thereto, as pledgors, and Wells Fargo Bank, N.A., as collateral agent

10.2
Intercreditor Agreement, dated as of March 26, 2009, among CMP Susquehanna Corp., CMP Susquehanna Radio Holdings Corp., as grantor, the other guarantors party thereto, Deutsche Bank Trust Company Americas, as collateral agent under the first-lien credit documents, and Wells Fargo Bank, N.A., as collateral agent under the second-lien subordinated notes documents

Exhibit No.	Description

10.3	Warrant Agreement, dated as of March 26, 2009, between CMP Susquehanna Radio Holdings Corp. and Computershare Trust Company, N.A., as warrant agent

10.4	Registration Rights Agreement, dated as of March 26, 2009, among CMP Susquehanna Radio Holdings Corp. and Holders of Preferred Stock and Warrants

99.1	Updated preliminary fourth quarter and year end financial highlights